UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2019

2050 MOTORS, INC.

(Exact name of Registrant as specified in its Charter)

California	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1340 Brook Street, Unit M, St. Charles, Illinois 60714

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [X]

2050 Motors, Inc. is referred to herein as “we”, “us”, or “us”

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 18, 2019, we entered into a definitive agreement to acquire 50% of CLEC Networks, Inc (“CLEC”), a Delaware Corporation currently 100%-owned by EDGE FiberNet, Inc., a Delaware Corporation, pursuant to the following terms (CLEC is the “Seller” and we are the “Buyer” in the terms listed below):

a) CLEC will engage EDGE FiberNet, Inc. to develop, license and interconnect CLEC’s contemplated Competitive Local Exchange carrier facility.

b) The SELLER shall contribute a Lucent LCS TDM/IP Switch (or equivalent switch in functionality and performance) with an appraised value and/or replacement cost of no less than $100,000.00, which value or cost will be determined by the market comparables method and listed as an Exhibit in the Closing Documents.

c) In total, the SELLER will provide CLEC with $150,000.00 of equipment, person hours and management hours. At the end of each calendar quarter, SELLER will provide BUYER with an itemized list or schedule(s) to document its contributions to CLEC.

d) The BUYER will issue to EDGE, 100,000 Series B Preferred Shares of the BUYER, which shares will be convertible at SELLER’s option into 100,000,000 common stock shares of the BUYER.

e) If CLEC has achieved positive EBITDA (earnings before interest, taxes, depreciation, and amortization, otherwise defined as net income before net interest expense, taxes, depreciation and amortization expense), no later than three (3) months ending December 31, 2020, SELLER shall have the right to demand that BUYER issue additional Series B preferred shares, common shares and/or stock options/warrants to restore its diluted equity ownership in BUYER to 10% of the fully-diluted issued and outstanding shares of BUYER, including common shares, convertible preferred shares and stock options/warrants, but excluding the dilutive impact of any outstanding convertible debentures. Alternatively, at SELLER’s discretion, SELLER will have the right to demand an additional 10% of the equity in CLEC (i.e., should BUYER’s equity % drop to 40%, SELLER equity % increases to 60%), such shares shall be held by an independent 3rd party and distributed or returned to CLEC as treasury shares accordingly. Alternatively, CLEC shall issue additional common shares to SELLER to increase SELLER’s equity, based on an initial equity split of 50/50 and exclusive of any additional outside financing consummated during the life of CLEC, to 60%.

f) SELLER and BUYER agree that, if not already provided for by the rules of Delaware corporate law, CLEC’s Articles of Incorporation shall be modified to state that any shareholder with a simple shareholdings majority will be deemed to have total control of the CLEC board of directors and may excuse any seated director at any time.

g) BUYER shall commit to funding CLEC with a total of $150,000.00 over a period of seven months based on a fixed schedule to fund legal, licensing, capital expenditures, and other costs associated with the buildout of a facilities-based communications business in the Verizon territories in the North East United States, which encompass NY, NJ, PA, VA, MD, MA, DC, DE and RI. Any shortfall in funding by the end of Month 7 subsequent to closing shall result in a pro rata adjustment of BUYER’s equity in CLEC via the return of CLEC shares to SELLER (EDGE) or the issuance of a number of CLEC shares to achieve the same proportional adjustment, at the SELLER’s discretion. If there is a funding shortfall, after receiving notice by registered mail from SELLER, BUYER shall have a cure period of 10 business days to fulfill its required funding commitment under this Agreement.

h) The Partners will rename CLEC to “2050tel Corp.” or similar such corporate name as soon as practicable after closing.

i) The BUYER shall grant the SELLER an option to spin-off as its own stand-alone public company, which option shall expire three (3) years from the execution of this Agreement. BUYER’s retention of equity percentage in the spin-off shall be mutually negotiated between BUYER, SELLER and outside Investors (and their Advisors) in the spin-off entity.

j) Should such spin-off require a Form 10 or S-1 Registration Statement, the BUYER shall be responsible for preparing such document unless, at SELLER’s discretion, SELLER releases BUYER from this responsibility and chooses to rely on other resources.

k) Vikram Grover will be named a Director and Chief Financial Officer of CLEC and Ted Flomenhaft will continue as the President, Secretary and Director of CLEC.

After the closing, CLEC Networks intends to change its name to 2050Tel and deploy a facilities-based competitive telecommunications carrier in the Northeast providing Origination Carrier Services, including DIDs, ports and hosting to VoIP providers and other service providers. 2050Tel will also introduce services direct to consumers and businesses.

ITEM 8.01 OTHER EVENTS

On April 12, we appointed Michael Shevack to our Advisory Board. Michael Shevack is an inter-religious leader, a book author, and an ordained Rabbi. He was an instructor in Business Spirituality at the Iacocca Institute for Global Entrepreneurship at Lehigh University, and columnist in SUCCESS magazine. He teaches executives how to fix and improve the bottom line by aligning decisions to “How Life Works for Good” and currently serves on several non-profit organizations. He is currently Social Responsibility Officer for the Patton Foundation, founded by Helen Ayer Patton, granddaughter of General George S. Patton. As a senior creative and advertising executive, he has authored international award-winning campaigns, including Gillette - The Best a Man Can Get, which is still running in over 120 countries.

We have engaged Michael Shevack to advise regarding the development of an Environmental, Social and Governance “ESG” consulting division within 2050. The ESG division is intended to provide consulting services to companies wishing to incorporate Conscientious Business Principles that deliver value to all stakeholders and align the interests of customers, employees, partners, industry participants, investors, the community, and the environment.

Item 9.01. Exhibits

(a) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Agreement with CLEC Networks, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2050 MOTORS, INC.

Date: April 22, 2019	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer